Exhibit 10(e)(iv)
SOUTH JERSEY INDUSTRIES, INC.

SCHEDULE OF OFFICER AGREEMENTS

Pursuant to Rule 12b-31, the following sets forth the material details which differ in the Officer Change in Control Agreements, the form of which is filed herewith as Exhibit 10(e)(iii).

Name	Capacities in Which Served	Effective Date of Agreement	Severance Multiple of Base Salary and Average Annual Bonus	Duration of Continued Medical Insurance

Michael J. Renna	Director, President and Chief Executive Officer, South Jersey Industries, Inc.	1/1/19	3X	3 years

Cielo Hernandez	Senior Vice President and Chief Financial Officer, South Jersey Industries, Inc.	1/14/19	2X	2 years

Stephen H. Clark	Executive Vice President, South Jersey Industries, Inc. and President and Chief Operating Officer, South Jersey Energy Solutions, LLC	1/1/19	2X	2 years

Kathleen A. McEndy	Senior Vice President and Chief Administrative Officer, South Jersey Industries, Inc.	1/1/19	2X	2 years

Kenneth A. Lynch	Senior Vice President and Chief Accounting & Risk Officer, South Jersey Industries, Inc.	1/1/19	2X	2 years

David Robbins, Jr.	Senior Vice President, South Jersey Industries, Inc. and President, SJI Utilities, Inc.	1/1/19	2X	2 years

Steven R. Cocchi	Chief Strategy and Development Officer and Senior Vice President, Strategy and Growth, South Jersey Industries, Inc.	1/1/19	2X	2 years

Melissa Orsen	Senior Vice President & General Counsel, South Jersey Industries, Inc.	1/1/19	2X	2 years